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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                NOVEMBER 1, 2004

                                  GARTNER, INC.

             (Exact name of registrant as specified in its charter)

       DELAWARE                   1-14443                  04-3099750
       --------                   -------                  ----------
    (State or Other       (Commission File Number)        (IRS Employer
    Jurisdiction of                                    Identification No.)
    Incorporation)


                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
          (Address of Principal Executive Offices, including Zip Code)

                                 (203) 316-1111
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On November 1, the Company announced that its research and events business units will each report directly to Chief Executive Officer Gene Hall and that the position of President, Gartner Intelligence has been eliminated. As a result of these changes, Bill Pardue, President, Gartner Intelligence, will be leaving the Company effective November 5.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Gartner, Inc.

Date: November 1, 2004             By:  /s/ Christopher Lafond
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                                      Christopher Lafond
                                      Executive Vice President,
                                      Chief Financial Officer